UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21734

Registrant Name:	PIMCO Global StocksPlus & Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	June 30

Date of Reporting Period:	September 30, 2017

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.6%
LOAN PARTICIPATIONS AND ASSIGNMENTS 2.7%
Avantor Performance Materials Holdings LLC
TBD% due 06/30/2018		$1,800	$1,795
Beacon Roofing Supply, Inc.
TBD% due 08/24/2024		100	100
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021 +~(d)		67	70
iHeartCommunications, Inc.
8.083% (LIBOR03M + 6.750%) due 01/30/2019 ~		1,400	1,084
MH Sub LLC
4.820% (LIBOR03M + 3.500%) due 09/13/2024 ~		20	20
Multi Color Corp.
TBD% due 09/20/2024		3	3
Ocean Rig UDW, Inc.
8.250% (PRIME + 4.000%) due 09/20/2024 ~		111	113
OGX
TBD% due 04/10/2049 ^+~(e)		133	19
Sequa Mezzanine Holdings LLC
6.814% (LIBOR03M + 5.500%) due 11/28/2021 ~		40	40
10.314% (LIBOR03M + 9.000%) due 04/28/2022 ~		20	20

Total Loan Participations and Assignments (Cost $3,440)			3,264

CORPORATE BONDS & NOTES 45.4%
BANKING & FINANCE 19.4%
AGFC Capital Trust
3.054% (US0003M + 1.750%) due 01/15/2067 ~(m)		1,000	585
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	200	279
Banco Bilbao Vizcaya Argentaria S.A.
6.750% (EUSA5 + 6.604%) due 02/18/2020 ~(i)	EUR	400	499
Banco do Brasil S.A.
9.000% (H15T10Y + 6.362%) due 06/18/2024 ~(i)(m)		$387	417
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	700	258
4.750% due 01/15/2018 ^(e)		100	37
Barclays Bank PLC
14.000% (BP0003M + 13.400%) due 06/15/2019 ~(i)	GBP	100	159
Barclays PLC
6.500% (EUSA5 + 5.875%) due 09/15/2019 ~(i)	EUR	600	747
7.875% (BPSW5 + 6.099%) due 12/29/2049 ~(i)(m)	GBP	1,250	1,836
BNP Paribas S.A.
7.375% (USSW5 + 5.150%) due 08/19/2025 ~(i)(m)		$900	1,018
Brookfield Finance, Inc.
4.700% due 09/20/2047		24	24
CBL & Associates LP
5.950% due 12/15/2026		20	20
Credit Agricole S.A.
7.500% (BPSW5 + 4.535%) due 06/23/2026 ~(i)(m)	GBP	700	1,075
7.875% (USSW5 + 4.898%) due 01/23/2024 ~(i)		$200	224
Emerald Bay S.A.
5.000% due 10/15/2020 +~	EUR	1	1
5.000% due 10/31/2020 +~		5	5
Exeter Finance Corp.
9.750% due 05/20/2019 +		$900	878
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		32	32
Howard Hughes Corp.
5.375% due 03/15/2025		14	14
HSBC Holdings PLC
6.000% (EUSA5 + 5.338%) due 09/29/2023 ~(i)	EUR	200	267
Hudson Pacific Properties LP
3.950% due 11/01/2027 (c)		$7	7
iStar, Inc.
4.625% due 09/15/2020		3	3
5.250% due 09/15/2022		10	10
Jefferies Finance LLC
7.500% due 04/15/2021		967	1,006
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,400	1,454
Lloyds Banking Group PLC
7.625% (BPSW5 + 5.010%) due 06/27/2023 ~(i)(m)	GBP	1,600	2,404
MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		$8	8

Nationwide Building Society
10.250% ~(i)	GBP	4	909
Navient Corp.
5.875% due 03/25/2021		$531	561
OneMain Financial Holdings LLC
6.750% due 12/15/2019		8	8
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		10	10
Pinnacol Assurance
8.625% due 06/25/2034 (k)+		1,100	1,180
Provident Funding Associates LP
6.375% due 06/15/2025		6	6
Rio Oil Finance Trust
9.250% due 07/06/2024		1,667	1,741
Royal Bank of Scotland Group PLC
7.500% (USSW5 + 5.800%) due 08/10/2020 ~(i)(m)		1,730	1,816
8.000% (USSW5 + 5.720%) due 08/10/2025 ~(i)		300	333
8.625% (USSW5 + 7.598%) due 08/15/2021 ~(i)		200	222
Santander UK Group Holdings PLC
6.750% (BPSW5 + 5.792%) due 06/24/2024 ~(i)	GBP	450	658
7.375% (BPSW5 + 5.543%) due 06/24/2022 ~(i)(m)		1,100	1,603
SBA Communications Corp.
4.000% due 10/01/2022 (c)		$12	12
Springleaf Finance Corp.
5.250% due 12/15/2019		26	27
6.125% due 05/15/2022		133	141
8.250% due 12/15/2020 (m)		530	600
Stichting AK Rabobank Certificaten
6.500% (i)	EUR	140	198
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$528	129
Washington Prime Group LP
5.950% due 08/15/2024		120	123

			23,544

INDUSTRIALS 21.9%
Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024 (c)		8	8
3.550% due 10/01/2027 (c)		10	10
Altice Financing S.A.
7.500% due 05/15/2026 (m)		800	882
Amazon.com, Inc.
4.050% due 08/22/2047		6	6
4.250% due 08/22/2057		15	15
Arrow Electronics, Inc.
3.250% due 09/08/2024		11	11
Avantor, Inc.
6.000% due 10/01/2024 (c)		26	27
9.000% due 10/01/2025 (c)		148	152
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,269	1,305
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(m)		1,229	1,231
Burger King Worldwide, Inc.
4.250% due 05/15/2024		177	178
5.000% due 10/15/2025		344	352
5.000% due 10/15/2025 (c)		12	12
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(e)(j)		3,607	4,820
9.000% due 02/15/2020 ^(e)(j)		180	241
Charter Communications Operating LLC
4.200% due 03/15/2028		27	27
5.375% due 05/01/2047		8	8
Cheniere Energy Partners LP
5.250% due 10/01/2025		30	31
Chesapeake Energy Corp.
4.554% (US0003M + 3.250%) due 04/15/2019 ~		10	10
Community Health Systems, Inc.
6.250% due 03/31/2023		32	32
Concho Resources, Inc.
3.750% due 10/01/2027		6	6
4.875% due 10/01/2047		6	6
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(e)		470	0
CRC Escrow Issuer LLC
5.250% due 10/15/2025 (c)		12	12
CVS Pass-Through Trust
5.880% due 01/10/2028 (m)		478	534
DAE Funding LLC
4.000% due 08/01/2020		10	10
4.500% due 08/01/2022		10	10
5.000% due 08/01/2024		30	31
Delphi Jersey Holdings PLC
5.000% due 10/01/2025		13	13

Diamond Resorts International, Inc.
10.750% due 09/01/2024 (m)		500	535
Discovery Communications LLC
3.950% due 03/20/2028		9	9
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		1,170	1,183
EI Group PLC
6.875% due 05/09/2025	GBP	10	15
Eldorado Resorts, Inc.
6.000% due 04/01/2025		$4	4
Exela Intermediate LLC
10.000% due 07/15/2023		23	23
Fresh Market, Inc.
9.750% due 05/01/2023 (m)		1,200	744
HCA, Inc.
5.500% due 06/15/2047		20	21
7.500% due 11/15/2095		300	311
iHeartCommunications, Inc.
9.000% due 03/01/2021 (m)		690	494
9.000% due 09/15/2022 (m)		1,000	713
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,768	1,711
9.750% due 07/15/2025		23	23
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		1,310	851
8.125% due 06/01/2023		54	34
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		2,990	2,949
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038		100	122
Kinder Morgan, Inc.
7.750% due 01/15/2032		300	386
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		200	172
5.500% due 04/15/2025		200	181
Mattamy Group Corp.
6.500% due 10/01/2025		8	8
Multi-Color Corp.
4.875% due 11/01/2025 (c)		6	6
NextEra Energy Operating Partners LP
4.500% due 09/15/2027		6	6
OGX Austria GmbH
8.375% due 04/01/2022 ^(e)		2,050	0
8.500% due 06/01/2018 ^(e)		1,400	0
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		16	16
4.500% due 03/15/2023		32	32
5.250% due 08/15/2022		3	3
5.500% due 02/15/2024		8	8
Petroleos Mexicanos
6.500% due 03/13/2027		50	56
6.750% due 09/21/2047		50	53
PetSmart, Inc.
5.875% due 06/01/2025		22	19
Pilgrim’s Pride Corp.
5.875% due 09/30/2027		10	10
Pitney Bowes, Inc.
3.625% due 09/15/2020		6	6
4.700% due 04/01/2023		12	12
QVC, Inc.
5.950% due 03/15/2043		200	196
Safeway, Inc.
7.250% due 02/01/2031		350	303
Scientific Games International, Inc.
10.000% due 12/01/2022		176	196
SFR Group S.A.
7.375% due 05/01/2026 (m)		1,327	1,435
Station Casinos LLC
5.000% due 10/01/2025		13	13
TTM Technologies, Inc.
5.625% due 10/01/2025		10	10
UAL Pass-Through Trust
6.636% due 01/02/2024 (m)		1,280	1,398
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	630	958
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$17	18
7.000% due 03/15/2024		33	35
ViaSat, Inc.
5.625% due 09/15/2025		18	18
Viking Cruises Ltd.
5.875% due 09/15/2027		4	4
Westmoreland Coal Co.
8.750% due 01/01/2022 (m)		1,815	1,316
Wynn Las Vegas LLC
5.250% due 05/15/2027		2	2
Xerox Corp.
3.625% due 03/15/2023		18	18

			26,616

UTILITIES 4.1%
AT&T, Inc.
2.850% due 02/14/2023	40	40
3.400% due 08/14/2024	80	80
3.900% due 08/14/2027	70	70
4.900% due 08/14/2037	72	73
5.150% due 02/14/2050	110	111
5.300% due 08/14/2058	32	32
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^(e)	715	467
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(e)(k)	755	276
Petrobras Global Finance BV
5.299% due 01/27/2025	31	31
5.999% due 01/27/2028	30	30
6.125% due 01/17/2022	78	84
6.750% due 01/27/2041	1,796	1,787
6.850% due 06/05/2115	263	251
6.875% due 01/20/2040	551	559
7.250% due 03/17/2044	49	51
7.375% due 01/17/2027	143	158
Sprint Capital Corp.
6.900% due 05/01/2019	50	54
Sprint Communications, Inc.
7.000% due 08/15/2020 (m)	750	821

		4,975

Total Corporate Bonds & Notes (Cost $54,668)		55,135

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp.
3.375% due 08/15/2026	600	674

Total Convertible Bonds & Notes (Cost $600)		674

MUNICIPAL BONDS & NOTES 1.9%
ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	40	46
7.750% due 01/01/2042	70	76
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	5	6
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	35	35

		174

WEST VIRGINIA 1.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	8,800	471
7.467% due 06/01/2047	1,655	1,620

		2,091

Total Municipal Bonds & Notes (Cost $2,141)		2,265

U.S. GOVERNMENT AGENCIES 4.0%
Fannie Mae
4.787% (US0001M + 3.550%) due 07/25/2029 ~	170	179
4.813% (LIBOR01M + 6.050%) due 03/25/2037 ~(a)	408	60
4.913% (LIBOR01M + 6.150%) due 11/25/2039 ~(a)	356	60
5.063% (LIBOR01M + 6.300%) due 01/25/2038 ~(a)	554	79
5.143% (LIBOR01M + 6.380%) due 03/25/2037 ~(a)	439	72
5.163% (LIBOR01M + 6.400%) due 12/25/2037 ~(a)(m)	590	82
5.173% (LIBOR01M + 6.410%) due 06/25/2037 ~(a)	198	24
5.203% (LIBOR01M + 6.440%) due 04/25/2037 ~(a)	378	63
5.213% (LIBOR01M + 6.450%) due 04/25/2037 ~(a)(m)	1,074	185
5.363% (LIBOR01M + 6.600%) due 11/25/2035 ~(a)	167	22
5.563% (LIBOR01M + 6.800%) due 11/25/2036 ~(a)(m)	2,136	409
5.963% (LIBOR01M + 7.200%) due 02/25/2037 ~(a)	370	68
6.087% (US0001M + 4.850%) due 10/25/2029 ~	70	72
6.987% (US0001M + 5.750%) due 07/25/2029 ~	220	245
7.000% due 12/25/2023	106	116
7.500% due 06/01/2032	43	45
7.800% due 06/25/2026 ~	3	3

10.092% due 12/25/2042 ~	75	86
12.468% (LIBOR01M + 14.200%) due 08/25/2022 ~	120	144
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)	1,123	834
0.000% due 04/25/2046 (b)(g)(m)	1,033	852
0.100% due 04/25/2046 - 08/25/2046 (a)	10,079	38
0.200% due 04/25/2045 (a)	1,129	3
0.820% due 10/25/2020 ~(a)(m)	10,191	178
5.206% (LIBOR01M + 6.440%) due 03/15/2037 ~(a)	739	122
5.336% (LIBOR01M + 6.570%) due 09/15/2036 ~(a)	450	75
5.346% (LIBOR01M + 6.580%) due 09/15/2036 ~(a)(m)	1,027	168
6.387% (US0001M + 5.150%) due 10/25/2029 ~	500	530
7.000% due 08/15/2023	5	5

Total U.S. Government Agencies (Cost $4,711)		4,819

U.S. TREASURY OBLIGATIONS 0.8%
U.S. Treasury Notes
1.500% due 08/31/2018 (o)(q)	1,000	1,001

Total U.S. Treasury Obligations (Cost $997)		1,001

NON-AGENCY MORTGAGE-BACKED SECURITIES 46.0%
Banc of America Alternative Loan Trust
14.218% (US0001M + 16.940%) due 09/25/2035 ^~(m)	1,563	1,902
Banc of America Commercial Mortgage Trust
5.523% due 01/15/2049 ~	750	263
Banc of America Funding Trust
3.006% due 12/20/2034 ~	365	306
3.673% due 03/20/2036 ~	503	486
5.846% due 01/25/2037 ^~	237	220
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.956% due 03/11/2041 ~(m)	1,710	1,762
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	3	2
Bear Stearns Adjustable Rate Mortgage Trust
3.686% due 07/25/2036 ^~	356	342
Bear Stearns ALT-A Trust
3.169% due 04/25/2035 ~	234	218
3.392% due 11/25/2035 ^~	168	147
3.452% due 09/25/2035 ~	169	150
Bear Stearns Asset-Backed Securities Trust
19.428% (US0001M + 23.493%) due 03/25/2036 ^~(m)	1,777	1,798
Bear Stearns Commercial Mortgage Securities Trust
5.907% due 04/12/2038 ~	40	32
6.223% due 02/11/2041 ~(m)	838	841
Bear Stearns Structured Products, Inc. Trust
3.359% due 01/26/2036 ~	903	803
3.435% due 12/26/2046 +~	393	346
BRAD Resecuritization Trust
2.183% due 03/12/2021 +	1,814	100
6.550% due 03/12/2021 +	339	341
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	482	410
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.537% (US0001M + 0.300%) due 08/25/2035 ~	129	127
1.577% (US0001M + 0.340%) due 10/25/2034 ~	10	10
Citigroup Commercial Mortgage Trust
5.913% due 12/10/2049 ~	2,254	2,034
Citigroup Mortgage Loan Trust
3.678% due 03/25/2037 ^~(m)	424	358
3.846% due 11/25/2035 ~	1,791	1,229
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~(m)	255	150
5.688% due 10/15/2048	1,660	878
Commercial Mortgage Loan Trust
6.267% due 12/10/2049 ~	469	295
Commercial Mortgage Trust
0.201% due 10/10/2046 ~(a)(m)	77,000	627
5.505% due 03/10/2039 ~	318	289
5.844% due 06/10/2046 ~	224	153
6.324% due 07/10/2046 ~	760	806
Countrywide Alternative Loan Trust
1.477% (US0001M + 0.240%) due 12/25/2046 ^~	162	87
1.567% (US0001M + 0.330%) due 10/25/2035 ~(m)	913	772
1.587% (US0001M + 0.350%) due 05/25/2036 ^~	1,854	994
3.399% due 10/25/2035 ^~	189	165
3.549% due 02/25/2037 ^~	237	231
5.500% due 08/25/2034 (m)	465	463
5.500% due 02/25/2036 ^	26	23
5.500% due 03/25/2036 ^	554	443
5.913% (US0001M + 7.150%) due 07/25/2036 ~(a)	1,357	407
6.250% due 09/25/2034	76	77
16.398% (US0001M + 19.800%) due 07/25/2035 ~(m)	1,026	1,276

Countrywide Home Loan Mortgage Pass-Through Trust
1.477% (US0001M + 0.240%) due 03/25/2036 ~	203	185
1.877% (US0001M + 0.640%) due 03/25/2035 ~(m)	970	957
2.017% (US0001M + 0.780%) due 02/25/2035 ~	129	125
3.083% due 03/25/2037 ^~	400	319
3.221% due 10/20/2035 ^~	148	128
3.367% due 10/20/2035 ~	383	341
3.450% due 10/20/2035 ^~	197	177
3.462% (US0012M + 1.750%) due 02/20/2036 ^~	1,137	331
3.489% due 08/25/2034 ~	214	205
5.500% due 08/25/2035 ^	33	30
Credit Suisse Commercial Mortgage Trust
5.851% due 02/15/2039 ~	130	130
5.869% due 09/15/2040 ~	852	844
6.514% due 02/15/2041 ~(m)	310	310
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	266	255
DBUBS Mortgage Trust
4.652% due 11/10/2046	700	511
First Horizon Alternative Mortgage Securities Trust
3.194% due 11/25/2036 ^~(m)	461	383
First Horizon Mortgage Pass-Through Trust
3.048% due 01/25/2037 ^~(m)	756	678
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(m)	1,700	1,730
GMAC Mortgage Corp. Loan Trust
4.125% due 06/25/2034 ~	66	65
GS Mortgage Securities Trust
5.622% due 11/10/2039	188	177
6.197% due 08/10/2043 ~(m)	730	752
GSR Mortgage Loan Trust
3.503% due 04/25/2035 ~	337	336
3.725% due 05/25/2035 ~	112	103
5.500% due 06/25/2036 ^	10	10
HarborView Mortgage Loan Trust
1.837% (US0001M + 0.600%) due 04/19/2034 ~	26	25
2.828% due 11/19/2034 ~	140	124
3.534% due 02/25/2036 ^~	43	34
3.629% due 08/19/2036 ^~	21	19
HSI Asset Loan Obligation Trust
3.430% due 01/25/2037 ^~	367	319
IndyMac Mortgage Loan Trust
1.504% (LIBOR01M + 0.270%) due 06/25/2037 ^~	1,477	1,163
1.517% (US0001M + 0.560%) due 03/25/2035 ~	40	38
3.076% due 06/25/2037 ^~(m)	626	545
JPMBB Commercial Mortgage Securities Trust
0.324% due 11/15/2045 ~(a)	76,047	1,274
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047	700	499
JPMorgan Mortgage Trust
3.391% due 04/25/2037 ^~(m)	909	782
5.500% due 01/25/2036 ^	61	55
5.500% due 06/25/2037 ^	41	40
Luminent Mortgage Trust
1.437% (US0001M + 0.200%) due 10/25/2046 ~(m)	697	676
MASTR Adjustable Rate Mortgages Trust
3.395% due 11/25/2035 ^~	769	655
3.511% due 10/25/2034 ~	234	222
Merrill Lynch Alternative Note Asset Trust
1.307% (US0001M + 0.070%) due 01/25/2037 ~	895	480
Merrill Lynch Mortgage Trust
6.008% due 06/12/2050 ~(m)	1,600	1,602
Morgan Stanley Capital Trust
5.569% due 12/15/2044	409	409
6.163% due 06/11/2049 ~	291	292
Motel 6 Trust
8.160% due 08/15/2019 ~	1,600	1,618
Opteum Mortgage Acceptance Corp. Trust
1.507% (US0001M + 0.270%) due 07/25/2036 ~	297	206
Prime Mortgage Trust
5.313% (US0001M + 6.550%) due 11/25/2036 ~(a)	3,760	308
Provident Funding Mortgage Loan Trust
3.676% due 10/25/2035 ~	86	87
RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~(m)	2,312	1,702
Residential Accredit Loans, Inc. Trust
4.363% due 01/25/2036 ^~	921	804
6.000% due 09/25/2035 (m)	465	347
6.000% due 08/25/2036 ^	314	287
10.717% due 12/26/2034 ^~	260	216
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	98	97
Royal Bank of Scotland Capital Funding Trust
6.068% due 02/17/2051 ~(m)	3,000	2,996
Structured Adjustable Rate Mortgage Loan Trust
2.344% (12MTA + 1.400%) due 05/25/2035 ^~(m)	2,058	1,706

3.395% due 11/25/2036 ^~		29	29
3.430% due 04/25/2036 ^~		432	377
3.440% due 01/25/2036 ^~		422	340
3.608% due 09/25/2036 ^~		383	304
3.679% due 09/25/2035 ~		93	76
Structured Asset Mortgage Investments Trust
1.467% (US0001M + 0.230%) due 02/25/2036 ~		454	415
1.517% (US0001M + 0.280%) due 02/25/2036 ^~		346	331
Suntrust Adjustable Rate Mortgage Loan Trust
3.675% due 01/25/2037 ^~		139	132
Theatre Hospitals PLC
3.295% (BP0003M + 3.000%) due 10/15/2031 ~(m)	GBP	1,001	1,317
WaMu Mortgage Pass-Through Certificates Trust
1.619% (12MTA + 0.730%) due 01/25/2047 ~		$114	111
3.071% due 12/25/2036 ^~(m)		498	475
3.321% due 07/25/2037 ^~		129	121
Washington Mutual Mortgage Pass-Through Certificates Trust
1.659% (12MTA + 0.770%) due 04/25/2047 ^~		247	7
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^		262	261
Wells Fargo-RBS Commercial Mortgage Trust
0.506% due 12/15/2046 ~(a)		30,000	548

Total Non-Agency Mortgage-Backed Securities (Cost $46,898)			55,916

ASSET-BACKED SECURITIES 11.2%
Apidos CLO
0.010% due 07/22/2026 ~		500	317
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(m)		641	402
Belle Haven ABS CDO Ltd.
1.551% (LIBOR03M + 0.250%) due 07/05/2046 ~		34,966	612
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	641
Carrington Mortgage Loan Trust
1.387% (US0001M + 0.150%) due 08/25/2036 ~		100	78
Centex Home Equity Loan Trust
1.912% (US0001M + 0.675%) due 06/25/2035 ~		236	235
Citigroup Mortgage Loan Trust
1.397% (US0001M + 0.160%) due 12/25/2036 ~(m)		1,684	1,125
1.397% (US0001M + 0.160%) due 01/25/2037 ~		201	126
5.972% due 01/25/2037 ^(m)		624	442
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		419	286
Countrywide Asset-Backed Certificates
1.367% (US0001M + 0.130%) due 12/25/2036 ^~		1,446	1,442
1.387% (US0001M + 0.150%) due 04/25/2047 ~(m)		1,193	1,164
2.337% (US0001M + 1.100%) due 09/25/2034 ~		97	96
EMC Mortgage Loan Trust
2.177% (LIBOR01M + 0.470%) due 05/25/2039 ~		265	254
Highbridge Loan Management Ltd.
6.762% (US0003M + 5.450%) due 05/05/2027 ~		500	491
Lehman XS Trust
4.934% due 05/25/2037 ^		212	345
5.420% due 11/25/2035 ^		134	135
Morgan Stanley ABS Capital, Inc. Trust
1.297% (US0001M + 0.060%) due 05/25/2037 ~		143	88
Residential Asset Mortgage Products Trust
1.917% (US0001M + 0.680%) due 03/25/2033 ~		47	46
5.572% due 06/25/2032 ~		68	66
Soundview Home Loan Trust
1.297% (US0001M + 0.060%) due 11/25/2036 ~		199	87
South Coast Funding Ltd.
1.562% (LIBOR03M + 0.260%) due 01/06/2041 ~		479	142
1.562% (LIBOR03M + 0.260%) due 01/06/2041 ~(m)		13,499	3,982
Structured Asset Securities Corp. Mortgage Loan Trust
1.387% (US0001M + 0.150%) due 05/25/2036 ~		224	223
1.537% (US0001M + 0.300%) due 06/25/2035 ~(m)		347	325
Symphony CLO Ltd.
5.904% (US0003M + 4.600%) due 07/14/2026 ~		400	390
Washington Mutual Asset-Backed Certificates Trust
1.297% (US0001M + 0.060%) due 10/25/2036 ~		111	61

Total Asset-Backed Securities (Cost $12,970)			13,601

SOVEREIGN ISSUES 2.9%
Argentina Bonar Bonds
23.450% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	290	17
Argentina Government International Bond
2.260% due 12/31/2038	EUR	130	105
7.820% due 12/31/2033 (m)		1,122	1,482
7.820% due 12/31/2033		80	104
26.250% due 06/21/2020 ~	ARS	7,426	455
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	33	37

3.000% due 02/24/2024	33	36
3.000% due 02/24/2025	33	36
3.000% due 02/24/2026	33	35
3.000% due 02/24/2027	33	34
3.000% due 02/24/2028	33	33
3.000% due 02/24/2029	33	32
3.000% due 02/24/2030	33	31
3.000% due 02/24/2031	33	31
3.000% due 02/24/2032	33	30
3.000% due 02/24/2033	33	30
3.000% due 02/24/2034	33	29
3.000% due 02/24/2035	33	29
3.000% due 02/24/2036	33	29
3.000% due 02/24/2037	33	28
3.000% due 02/24/2038	33	28
3.000% due 02/24/2039	33	28
3.000% due 02/24/2040	33	28
3.000% due 02/24/2041	33	28
3.000% due 02/24/2042	33	28
4.750% due 04/17/2019	100	121
Saudi Government International Bond
2.875% due 03/04/2023 (c)	$200	199
3.625% due 03/04/2028 (c)	200	199
4.625% due 10/04/2047 (c)	200	201
Venezuela Government International Bond
9.250% due 09/15/2027	62	25

Total Sovereign Issues (Cost $3,089)		3,528

	SHARES
COMMON STOCKS 0.9%
ENERGY 0.4%
Forbes Energy Services Ltd. (f)(k)	5,475	93
Ocean Rig UDW, Inc. (f)	18,303	435
OGX Petroleo e Gas S.A. SP - ADR + (f)	54,706	0

		528

FINANCIALS 0.5%
TIG FinCo PLC + (k)	431,831	578

INDUSTRIALS 0.0%
Sierra Hamilton Holder LLC + (k)	100,456	27

Total Common Stocks (Cost $1,265)		1,133

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 +	121,000	46

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	4,337	1

Total Warrants (Cost $11)		47

PREFERRED SECURITIES 1.8%
BANKING & FINANCE 0.1%
Vici Properties LLC
0.000% due 10/04/2035 (j)	5,739	120

INDUSTRIALS 1.7%
Sequa Corp.
9.000% +	2,235	2,123

Total Preferred Securities (Cost $2,329)		2,243

SHORT-TERM INSTRUMENTS 15.5%
REPURCHASE AGREEMENTS (l) 12.2%
		14,788

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 3.0%
Federal Home Loan Bank
1.014% due 10/03/2017 (g)(h)	$3,600	3,600

U.S. TREASURY BILLS 0.3%
0.990% due 11/09/2017 (g)(h)(q)	371	371

Total Short-Term Instruments (Cost $18,759)		18,759

Total Investments in Securities (Cost $151,878)		162,385

Total Investments 133.6% (Cost $151,878)		$162,385
Financial Derivative Instruments (n)(p) 0.8% (Cost or Premiums, net $10,009)		917
Other Assets and Liabilities, net (34.4)%		(41,794)

Net Assets 100.0%		$121,508

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

+	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Zero coupon security.

(h)	Coupon represents a yield to maturity.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	$241	$93	0.07%
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	06/23/2015 - 06/24/2015	604	276	0.23
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,180	0.97
Sierra Hamilton Holder LLC	07/31/2017	25	27	0.02
TIG FinCo PLC	04/02/2015 - 07/20/2017	578	578	0.48
Vici Properties LLC 0.000% due 10/04/2035	09/27/2017	5,739	120	0.10

		$8,287	$2,274	1.87%

Borrowings and Other Financing Transactions

(l)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	1.240%	09/29/2017	10/02/2017	$13,400	Fannie Mae 4.500% due 03/01/2047	$(13,838)	$13,400	$13,401
FICC	0.500	09/29/2017	10/02/2017	1,388	U.S. Treasury Notes 1.750% due 05/31/2022	(1,416)	1,388	1,388

Total Repurchase Agreements						$(15,254)	$14,788	$14,789

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	2.060%	07/24/2017	10/24/2017		$(224)	$(225)
	2.350	08/16/2017	11/16/2017		(507)	(509)
	2.400	08/17/2017	11/17/2017		(462)	(463)
	2.799	07/03/2017	10/03/2017		(839)	(845)
	2.813	07/24/2017	10/24/2017		(1,429)	(1,437)
	2.817	07/26/2017	10/26/2017		(547)	(550)
BOS	3.184	09/15/2017	10/16/2017		(782)	(783)
	3.217	08/24/2017	11/24/2017		(2,228)	(2,236)
BPS	0.800	07/24/2017	10/24/2017	GBP	(644)	(864)
	0.950	07/24/2017	10/24/2017		(933)	(1,252)
	2.020	08/30/2017	11/30/2017		$(649)	(650)
	2.130	08/01/2017	11/01/2017		(923)	(926)
	2.774	09/18/2017	12/18/2017		(728)	(729)
DBL	3.378	06/12/2017	12/12/2017		(1,978)	(1,982)
DEU	2.280	08/24/2017	11/24/2017		(1,542)	(1,546)
JML	0.050	09/20/2017	10/20/2017	EUR	(1,018)	(1,203)
JPS	2.403	07/06/2017	10/06/2017		$(890)	(895)
RBC	2.700	05/23/2017	11/22/2017		(1,446)	(1,460)
	2.750	05/23/2017	11/22/2017		(683)	(690)
RTA	2.704	09/13/2017	03/12/2018		(1,415)	(1,417)
	2.813	02/03/2017	01/31/2018		(2,068)	(2,107)
	2.833	06/30/2017	06/28/2018		(1,276)	(1,285)
	2.874	05/05/2017	04/26/2018		(887)	(898)
	2.901	03/10/2017	03/08/2018		(1,283)	(1,304)
SAL	2.204	07/12/2017	10/12/2017		(514)	(517)
	2.264	08/16/2017	11/16/2017		(597)	(599)
SOG	1.880	08/22/2017	11/22/2017		(1,768)	(1,772)
	1.880	09/14/2017	12/14/2017		(400)	(400)
	1.880	09/15/2017	12/14/2017		(482)	(482)
UBS	0.900	07/13/2017	10/13/2017	GBP	(2,475)	(3,323)
	1.428	04/27/2017	10/27/2017		(770)	(1,038)
	1.920	09/05/2017	12/05/2017		$(1,957)	(1,960)
	1.920	09/14/2017	11/28/2017		(1,469)	(1,470)
	2.060	07/25/2017	10/25/2017		(1,612)	(1,618)
	2.070	09/05/2017	12/05/2017		(1,000)	(1,002)
	2.753	07/05/2017	10/05/2017		(3,898)	(3,925)

Total Reverse Repurchase Agreements						$(44,362)

(m)	Securities with an aggregate market value of $57,016 have been pledged as collateral under the terms of master agreements as of September 30, 2017.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended September 30, 2017 was $(50,688) at a weighted average interest rate of 2.259.Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(n)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Purchased Options:

Options on Indices

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500	$ 2,370.000	10/20/2017	92	$23	$161	$39

Total Purchased Options					$161	$39

Written Options:

Options on Indices

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME S&P 500	$ 2,495.000	10/20/2017	92	$23	$(517)	$(706)

Total Written Options					$(517)	$(706)

Futures Contracts:

Long Futures Contracts

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
E-mini S&P 500 Index December Futures	12/2017	48	$6,039	$107	$20	$0
S&P 500 Index December Futures	12/2017	87	54,725	522	183	0

Total Futures Contracts				$629	$203	$0

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2017 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	10.379%	$1,910	$(76)	$(149)	$(225)	$0	$(2)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Year BRL-CDI	12.055%	Maturity	01/04/2021	BRL	3,600	$33	$40	$73	$1	$0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(69)	300	10	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	60	(225)	0	(5)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2023	$	308,500	13,060	557	13,617	0	(540)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/18/2024		19,700	1,187	43	1,230	0	(36)
Receive (4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		226,900	(2,794)	(279)	(3,073)	442	0
Pay (4)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028	EUR	2,000	(12)	16	4	1	0
Receive (4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	3,362	(115)	103	(12)	0	(11)

							$11,443	$471	$11,914	$454	$(592)

Total Swap Agreements							$11,367	$322	$11,689	$454	$(594)

(o)	Securities with an aggregate market value of $539 and cash of $6,225 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	This instrument has a forward starting effective date.

(p)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2017		$3,576	EUR	3,045	$27	$(3)
	11/2017	EUR	2,788		$3,274	0	(27)
BPS	10/2017	GBP	45		59	0	(1)
CBK	10/2017		151		199	0	(3)
FBF	11/2017		$131	GBP	98	0	0
GLM	10/2017	EUR	222		$266	3	0
	10/2017	GBP	71		94	0	(1)
	10/2017		$1,224	EUR	1,018	0	(21)
	11/2017		150	JPY	16,372	0	(4)
JPM	10/2017	BRL	375		$120	2	0
	10/2017	EUR	3,841		4,640	100	0
	10/2017		$120	BRL	375	0	(1)
	10/2017		5,701	GBP	4,256	4	(2)
	11/2017	BRL	375		$119	1	0
	11/2017	GBP	4,115		5,515	0	(4)
	11/2017	JPY	26,600		244	7	0
	11/2017	SEK	205		25	0	0
SOG	10/2017	GBP	3,989		5,181	0	(165)

Total Forward Foreign Currency Contracts						$144	$(232)

Swap Agreements:

Credit Default Swaps on Asset-Backed Securities - Sell Protection (1)

								Swap Agreements, at Value (3)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.250% due 07/25/2033	6.250%	Monthly	07/25/2033	$384	$0	$21	$21	$0

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Swap Agreements, at Value (3)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	CMBX.NA.BBB-.8 Index	3.000%	Monthly	10/17/2057	$400	$(46)	$(24)	$0	$(70)
FBF	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(16)	(2)	0	(18)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	2,641	(526)	263	0	(263)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	1,565	(303)	35	0	(268)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	500	(25)	(4)	0	(29)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	100	(14)	(10)	0	(24)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(6)	(9)	0	(15)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(5)	(6)	0	(11)
MYC	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	700	(41)	(65)	0	(106)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	300	(13)	(20)	0	(33)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(11)	(7)	0	(18)

						$(1,006)	$151	$0	$(855)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	Pay	3-Month USD-LIBOR	2.200%	Semi-Annual	10/12/2022	$100,000	$4	$214	$218	$0

Total Return Swaps on Equity Indices

										Swap Agreements, at Value
Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CBK	Receive	NDDUEAFE Index	1,691	3-Month USD-LIBOR plus a specified spread	Quarterly	05/09/2018	$9,583	$0	$294	$294	$0
FBF	Receive	NDDUEAFE Index	8,666	3-Month USD-LIBOR plus a specified spread	Maturity	07/11/2018	48,737	0	1,931	1,931	0

								$0	$2,225	$2,225	$0

Total Swap Agreements								$(1,002)	$2,611	$2,464	$(855)

(q)	Securities with an aggregate market value of $833 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,175	$89	$3,264
Corporate Bonds & Notes
Banking & Finance	0	21,480	2,064	23,544
Industrials	12	26,604	0	26,616
Utilities	0	4,975	0	4,975
Convertible Bonds & Notes
Industrials	0	674	0	674
Municipal Bonds & Notes
Illinois	0	174	0	174
West Virginia	0	2,091	0	2,091
U.S. Government Agencies	0	4,819	0	4,819
U.S. Treasury Obligations	0	1,001	0	1,001
Non-Agency Mortgage-Backed Securities	0	55,129	787	55,916
Asset-Backed Securities	0	13,601	0	13,601
Sovereign Issues	0	3,528	0	3,528
Common Stocks
Energy	528	0	0	528
Financials	0	0	578	578
Industrials	0	0	27	27
Warrants
Industrials	0	0	46	46
Utilities	1	0	0	1
Preferred Securities
Banking & Finance	0	0	120	120
Industrials	0	0	2,123	2,123
Short-Term Instruments
Repurchase Agreements	0	14,788	0	14,788
Short-Term Notes	0	3,600	0	3,600
U.S. Treasury Bills	0	371	0	371

Total Investments	$541	$156,010	$5,834	$162,385

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	242	454	0	696
Over the counter	0	2,608	0	2,608
	$242	$3,062	$0	$3,304

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(706)	(594)	0	(1,300)
Over the counter	0	(1,087)	0	(1,087)

	$(706)	$(1,681)	$0	$(2,387)

Total Financial Derivative Instruments	$(464)	$1,381	$0	$917

Totals	$77	$157,391	$5,834	$163,302

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2017:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2017 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$103	$1	$0	$0	$0	$(15)	$0	$0	$89	$(16)
Corporate Bonds & Notes
Banking & Finance	2,068	6	0	1	0	(11)	0	0	2,064	(10)
Utilities	22	0	(32)	0	(68)	78	0	0	0	0
Non-Agency Mortgage-Backed Securities	788	27	(26)	2	8	(12)	0	0	787	(3)
Common Stocks
Financials	154	403	0	0	0	21	0	0	578	22
Industrials	0	25	0	0	0	2	0	0	27	1
Warrants
Industrials	57	0	0	0	0	(11)	0	0	46	(10)
Preferred Securities
Banking & Finance	0	94	0	0	0	26	0	0	120	26
Industrials	2,180	0	0	0	0	(57)	0	0	2,123	(57)

Totals	$5,372	$556	$(58)	$3	$(60)	$21	$0	$0	$5,834	$(47)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$89	Other Valuation Techniques (2)	—	—
Corporate Bonds & Notes
Banking & Finance	6	Proxy Pricing	Base Price	85.125 - 85.250
	878	Reference Instrument	Spread movement	275.000 bps
	1,180	Reference Instrument	OAS Spread	550.040 bps
Non-Agency Mortgage-Backed Securities	441	Proxy Pricing	Base Price	5.510 - 100.824
	346	Third Party Vendor	Broker Quote	88.000
Common Stocks
Financials	578	Other Valuation Techniques (2)	—	—
Industrials	27	Other Valuation Techniques (2)	—	—
Warrants
Industrials	46	Other Valuation Techniques (2)	—	—
Preferred Securities
Banking & Finance	120	Other Valuation Techniques (2)	—	—
Industrials	2,123	Indicative Market Quotation	Broker Quote	$950.000

Total	$5,834

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of September 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$ 161,891	$23,171	$(9,505)	$13,666

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RTA	Bank of New York Mellon Corp.
CBK	Citibank N.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
DBL	Deutsche Bank AG London	JML	JP Morgan Securities Plc	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	SEK	Swedish Krona
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate
ABX.HE	Asset-Backed Securities Index - Home Equity	EUSA5	5 Year EUR Annual Swap Rate	S&P 500	Standard & Poor’s 500 Index
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	H15T10Y	10 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	US0012M	12 Month USD Swap Rate
BPSW5	5 Year GBP Swap Rate	NDDUEAFE	MSCI EAFE Index	USSW5	5 Year USSW Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)
CDO	Collateralized Debt Obligation

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Global StocksPlus & Income Fund

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2017

By:	/s/ William G. Galipeau

William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2017

By:	/s/ William G. Galipeau

William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2017